Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Crawford, President, Chief Executive Officer and Chairman of the Board of Hall of Fame Resort & Entertainment Company (the “Company”), hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2020	/s/ Michael Crawford
Michael Crawford
President, Chief Executive Officer and
Chairman of the Board
(Principal Executive Officer)